UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement.

As previously announced, on August 26, 2022, Genesis Growth Tech Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands (“GGAA”) and Biolog-ID, a société anonyme organized under the laws of France (“Biolog-id”), entered into a Business Combination Agreement (the “BCA”). The BCA had contemplated that GGAA and Biolog-id would engage in a series of transactions pursuant to which, among other transactions, GGAA would merge with and into Biolog-id, with Biolog-id continuing as the surviving entity upon the closing of the transactions contemplated by the BCA.

Effective as of March 6, 2023 and in accordance with Section 7.1(a) of the BCA, GGAA and Biolog-id mutually agreed to terminate the BCA, pursuant to a termination agreement by and between GGAA and Biolog-id (the “Termination Agreement”). Under the Termination Agreement, GGAA waived and released all claims, obligations, liabilities and losses against Biolog-id and its Company Non-Party Affiliates, and Biolog-id waived and released all claims, obligations, liabilities and losses against GGAA and its SPAC Non-Party Affiliates, arising or resulting from or relating to, directly or indirectly, the BCA, any other transaction documents, any of the transactions contemplated by the BCA or any other transaction documents, except for any terms, provisions, rights or obligations that expressly survive the termination of the BCA or set forth in the Termination Agreement.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of such agreement which is attached as an exhibit hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Termination Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: March 6, 2023	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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